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                                                                    EXHIBIT 23.2




                         INDEPENDENT AUDITORS CONSENT

        We consent to the use of our report incorporated herein by reference from Old North State Bank's 1996 Annual Report filed on Form 10-KSB and the reference to our firm under this heading Experts in the Registration Statement as filed with the Securities and Exchange Commission and the Federal Deposit Insurance Corporation.




                                        Larrowe, Cardwell & Company, L.C.



Galax, Virginia
May 12, 1997